UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2026

Artiva Biotherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42179	83-3614316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5505 Morehouse Drive, Suite 100

San Diego, California 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 267-4467

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ARTV	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On September 8, 2026, the Company held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s 2024 Equity Incentive Plan (the “2024 Plan” and the 2024 Plan, as amended, the “Amended 2024 Plan”) to, among other things, increase the number of shares of common stock authorized for issuance under the plan by 5,097,095 shares and to include in the calculation of the annual automatic share reserve increase, shares of common stock issuable upon the exercise of any pre-funded warrants. The Amended 2024 Plan was previously approved, subject to stockholder approval, by the Company’s Board on July 15, 2026. A summary of the principal features of the Amended 2024 Plan are set forth under the heading “Proposal No. 3―Approval of Amendment to the Company’s 2024 Equity Incentive Plan” contained in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on August 3, 2026 (the “2026 Proxy Statement”). The summary is qualified in its entirety by reference to the Amended 2024 Plan, filed as Exhibit 10.1 to this report.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) At the Annual Meeting, the Company’s stockholders voted on the proposals listed below, each of which was described in the 2026 Proxy Statement. As of July 20, 2026, the record date for the Annual Meeting, 48,885,777 shares of common stock were outstanding and entitled to vote at the Annual Meeting. The voting results are set forth below.

(b)

Proposal 1. Election of Class II Directors

The Company’s stockholders elected the persons listed below as Class II directors each to serve a three-year term through the Company’s 2029 annual meeting of stockholders and until their successors have been elected and qualified or until earlier resignation or removal. The final voting results are as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Brian Daniels, M.D.	33,591,967	5,774,914	4,640,922
Laura Stoppel, Ph.D.	33,862,513	5,504,368	4,640,922

Proposal 2. Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s principal independent registered public accounting firm for the fiscal year ending December 31, 2026. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
44,000,762	4,325	2,716	—

Proposal 3. To Approve an Amendment to the Artiva Biotherapeutics, Inc. 2024 Equity Incentive Plan

The Company’s stockholders approved an amendment to the 2024 Plan to, among other things, increase the number of shares of common stock authorized for issuance under the plan by 5,097,095 shares and to include in the calculation of the annual automatic share reserve increase shares of common stock issuable upon the exercise of any pre-funded warrants. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,527,133	6,816,989	22,759	4,640,922

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Artiva Biotherapeutics, Inc. 2024 Equity Incentive Plan, as amended.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Artiva Biotherapeutics, Inc.

By:	/s/ Fred Aslan
Fred Aslan, M.D.
Chief Executive Officer

Dated: September 11, 2026